Consolidated Statements Of Operations (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Net revenue:
Product revenues	$ 1,127,000	$ 1,849,000
Licensing revenues	680,000	365,000
Total net revenues	1,807,000	2,214,000
Cost of goods sold	737,000	1,346,000
Gross margin	1,070,000	868,000
Operating expenses:
Research and development	632,000	451,000
Depreciation and amortization	151,000	91,000
Selling, general and administrative	3,620,000	2,636,000
Total operating expenses	4,403,000	3,178,000
Loss from operations	(3,333,000)	(2,310,000)
Interest income	2,000	4,000
Interest expense		(12,000)
Amortization of debt issuance costs		(40,000)
Other income (expense)	69,000	(2,000)
Net loss	(3,262,000)	(2,360,000)
Other comprehensive income, foreign currency translation adjustments	27,000	27,000
Total comprehensive loss	$ (3,235,000)	$ (2,333,000)
Net loss per common share, basic and diluted	$ (0.29)	$ (0.27)
Weighted average common shares outstanding, basic and diluted	11,223,878	8,644,962